Exhibit 10.4

EXECUTION COPY

THIRD AMENDMENT TO CREDIT AGREEMENT

THIRD AMENDMENT TO CREDIT AGREEMENT (this “Third Amendment”), dated as of July 29, 2014, to the Credit Agreement referred to below. Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, STARWOOD HOTELS & RESORTS WORLDWIDE, INC., a Maryland corporation (the “Corporation”), each additional Domestic Dollar Revolving Loan Borrower, each additional Alternate Currency Revolving Loan Borrower, the lenders party to the Credit Agreement, JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and certain other financial institutions are parties to the Credit Agreement, dated as of November 30, 2012 (as amended, modified, and/or supplemented to, but not including, the date hereof, the “Credit Agreement”); and

WHEREAS, subject to the terms and conditions of this Third Amendment, the Corporation, the other Borrowers and the Lenders party hereto, which collectively constitute the Required Lenders, wish to amend the Credit Agreement as provided herein;

NOW, THEREFORE, it is agreed:

PART I. Amendments.

A. Section 1.03(a) of the Credit Agreement is hereby amended by replacing the first sentence with the following:

“Whenever a Borrower desires to incur Loans hereunder (excluding (w) Borrowings of Swingline Loans, (x) Borrowings of Revolving Loans incurred pursuant to a Mandatory Borrowing, (y) Borrowings of Competitive Bid Loans and (z) Borrowings of Canadian Prime Rate Loans to the extent resulting from automatic conversions of Bankers’ Acceptance Loans as provided in clause (i) of Schedule III), (i) in the case of a Base Rate Loan to be incurred hereunder, it shall give the Administrative Agent prior written notice (or telephonic notice promptly confirmed in writing) at the Notice Office on the Business Day of such proposed Borrowing, (ii) in the case of a Canadian Base Rate Loan to be incurred hereunder, it shall give the Administrative Agent at the Notice Office at least one Business Day’s prior written notice (or telephonic notice promptly confirmed in writing), and (iii) in the case of a Euro Rate Loan, Bankers’ Acceptance Loan or Permitted Non-LIBOR-Based Alternate Currency Revolving Loan to be incurred hereunder, it shall give the Administrative Agent at the Notice Office at least three Business Days’ prior written notice (or telephonic notice promptly confirmed in writing); provided that any such notice shall be deemed to have been given on a certain day only (i) in the case of a Canadian Base Rate Loan, Euro Rate Loan, Bankers’ Acceptance Loan or Permitted Non-LIBOR-Based Alternate Currency Revolving Loan, if given before 4:00 p.m. (New York time) on such day and (ii) in the case of a Base Rate Loan, if given before 11:00 a.m. (New York time) on such day.”

B. Section 6.01 of the Credit Agreement is hereby amended by adding the following after the words “(ii) all representations and warranties contained herein and in the other Credit Documents”:

“(except the representation set forth in Section 7.03(b) of this Credit Agreement)”

PART II. Miscellaneous Provisions.

A. The Corporation, by its signature below, hereby confirms that its Guaranty shall remain in full force and effect after giving effect to this Third Amendment.

B. In order to induce the Lenders to enter into this Third Amendment, the Corporation represents and warrants to the Lenders that, on the Third Amendment Effective Date (as defined below), (i) there shall exist no Specified Default or Event of Default and (ii) all representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on the Third Amendment Effective Date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be true and correct in all material respects only as of such specified date).

C. This Third Amendment is limited as specified and shall not constitute a modification, novation, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document. Except as expressly set forth herein, this Third Amendment shall not operate as a waiver of any rights, powers or remedies available to the Lenders under the Credit Agreement. Except as expressly amended by this Third Amendment, the Credit Agreement remains in full force and effect and is hereby ratified and confirmed after giving effect to this Third Amendment.

D. This Third Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Corporation and the Administrative Agent.

E. THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

F. This Third Amendment shall become effective on the date (the “Third Amendment Effective Date”) when each Borrower and Lenders constituting the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or PDF transmission) the same to the Administrative Agent (or its designee) and the Administrative Agent confirms as the Third Amendment Effective Date.

G. From and after the Third Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified by this Third Amendment on the Third Amendment Effective Date. This Third Amendment shall constitute a Credit Document for all purposes under the Credit Agreement and the other Credit Documents.

[Signatures appear on the following page.]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Third Amendment as of the date first above written.

STARWOOD HOTELS & RESORTS WORLDWIDE, INC., as a Borrower and Guarantor

By:	/s/ Timothy C. Fetten
	Name:	Timothy C. Fetten
	Title:	Vice President & Treasurer

FRANCHISE AND LICENSE (CANADIAN) OPS LIMITED PARTNERSHIP, as a Borrower

By: 1367357 ALBERTA ULC, in its capacity as general partner

By:	/s/ Jason F. Cohen
	Name:	Jason F. Cohen
	Title:	President

STARWOOD ITALIA S.R.L., as a Borrower

By:	/s/ Timothy Fetten
	Name:	Timothy Fetten
Title:

STARWOOD INTERNATIONAL FINANCE LIMITED, as a Borrower

By:	/s/ Timothy Fetten
	Name:	Timothy Fetten
Title:

COMPANHIA PALMARES HOTEIS E TURISMO, as a Borrower

By:	/s/ Horacio Giurno
	Name:	Horacio Giurno
	Title:	Director of Finance

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OPERADORA SHERATON, S. DE R.L. DE C.V., as a Borrower

By:	/s/ Alejandro Enrique Osti
	Name:	Alejandro Enrique Osti
	Title:	Attorney in Fact

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SIGNATURE PAGE TO THE THIRD AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 30, 2012, AS PREVIOUSLY AMENDED, AMONG STARWOOD HOTELS & RESORTS WORLDWIDE, INC., EACH ADDITIONAL DOMESTIC DOLLAR REVOLVING LOAN BORROWER, EACH ADDITIONAL ALTERNATE CURRENCY REVOLVING LOAN BORROWER, LENDERS AND AGENTS PARTY TO THE CREDIT AGREEMENT AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

JPMorgan Chase Bank N.A.

By:	/s/ Chiara Carter
	Name:	Chiara Carter
	Title:	Vice President

For each lender requiring a second signature line:

By:
Name:
Title:

[Starwood - Third Amendment Signature Page]

SIGNATURE PAGE TO THE THIRD AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 30, 2012, AS PREVIOUSLY AMENDED, AMONG STARWOOD HOTELS & RESORTS WORLDWIDE, INC., EACH ADDITIONAL DOMESTIC DOLLAR REVOLVING LOAN BORROWER, EACH ADDITIONAL ALTERNATE CURRENCY REVOLVING LOAN BORROWER, LENDERS AND AGENTS PARTY TO THE CREDIT AGREEMENT AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

THE CHIBA BANK, LTD., NEW YORK BRANCH, as a Lender:

By:	/s/ Nobukazu Odaka
	Name:	Nobukazu Odaka
	Title:	General Manager

For each lender requiring a second signature line:

By:
Name:
Title:

[Starwood - Third Amendment Signature Page]

SIGNATURE PAGE TO THE THIRD AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 30, 2012, AS PREVIOUSLY AMENDED, AMONG STARWOOD HOTELS & RESORTS WORLDWIDE, INC., EACH ADDITIONAL DOMESTIC DOLLAR REVOLVING LOAN BORROWER, EACH ADDITIONAL ALTERNATE CURRENCY REVOLVING LOAN BORROWER, LENDERS AND AGENTS PARTY TO THE CREDIT AGREEMENT AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

BANK OF HAWAII

By:	/s/ John McKenna
	Name:	John McKenna
	Title:	Senior Vice President

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SIGNATURE PAGE TO THE THIRD AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 30, 2012, AS PREVIOUSLY AMENDED, AMONG STARWOOD HOTELS & RESORTS WORLDWIDE, INC., EACH ADDITIONAL DOMESTIC DOLLAR REVOLVING LOAN BORROWER, EACH ADDITIONAL ALTERNATE CURRENCY REVOLVING LOAN BORROWER, LENDERS AND AGENTS PARTY TO THE CREDIT AGREEMENT AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

THE BANK OF NOVA SCOTIA

By:	/s/ George Sherman
	Name:	George Sherman
	Title:	Director

For each lender requiring a second signature line:

By:
Name:
Title:

[Starwood - Third Amendment Signature Page]

SIGNATURE PAGE TO THE THIRD AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 30, 2012, AS PREVIOUSLY AMENDED, AMONG STARWOOD HOTELS & RESORTS WORLDWIDE, INC., EACH ADDITIONAL DOMESTIC DOLLAR REVOLVING LOAN BORROWER, EACH ADDITIONAL ALTERNATE CURRENCY REVOLVING LOAN BORROWER, LENDERS AND AGENTS PARTY TO THE CREDIT AGREEMENT AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

BANK HAPOALIM B.M.

By:	/s/ Charles McLaughlin
	Name:	Charles McLaughlin
	Title:	Senior Vice President

By:	/s/ James P. Surless
	Name:	James P. Surless
	Title:	Vice President

[Starwood - Third Amendment Signature Page]

SIGNATURE PAGE TO THE THIRD AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 30, 2012, AS PREVIOUSLY AMENDED, AMONG STARWOOD HOTELS & RESORTS WORLDWIDE, INC., EACH ADDITIONAL DOMESTIC DOLLAR REVOLVING LOAN BORROWER, EACH ADDITIONAL ALTERNATE CURRENCY REVOLVING LOAN BORROWER, LENDERS AND AGENTS PARTY TO THE CREDIT AGREEMENT AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Citibank N.A.

By:	/s/ John C. Rowland
	Name:	John C. Rowland
	Title:	Vice President

For each lender requiring a second signature line:

By:
Name:
Title:

[Starwood - Third Amendment Signature Page]

SIGNATURE PAGE TO THE THIRD AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 30, 2012, AS PREVIOUSLY AMENDED, AMONG STARWOOD HOTELS & RESORTS WORLDWIDE, INC., EACH ADDITIONAL DOMESTIC DOLLAR REVOLVING LOAN BORROWER, EACH ADDITIONAL ALTERNATE CURRENCY REVOLVING LOAN BORROWER, LENDERS AND AGENTS PARTY TO THE CREDIT AGREEMENT AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION: SunTrust Bank

By:	/s/ W. Bradley Hamilton
	Name:	W. Bradley Hamilton
	Title:	Director

[Starwood - Third Amendment Signature Page]

SIGNATURE PAGE TO THE THIRD AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 30, 2012, AS PREVIOUSLY AMENDED, AMONG STARWOOD HOTELS & RESORTS WORLDWIDE, INC., EACH ADDITIONAL DOMESTIC DOLLAR REVOLVING LOAN BORROWER, EACH ADDITIONAL ALTERNATE CURRENCY REVOLVING LOAN BORROWER, LENDERS AND AGENTS PARTY TO THE CREDIT AGREEMENT AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Mizuho Bank, Ltd.

By:	/s/ Noel Purcell
	Name:	Noel Purcell
	Title:	Authorized Signatory

[Starwood - Third Amendment Signature Page]

SIGNATURE PAGE TO THE THIRD AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 30, 2012, AS PREVIOUSLY AMENDED, AMONG STARWOOD HOTELS & RESORTS WORLDWIDE, INC., EACH ADDITIONAL DOMESTIC DOLLAR REVOLVING LOAN BORROWER, EACH ADDITIONAL ALTERNATE CURRENCY REVOLVING LOAN BORROWER, LENDERS AND AGENTS PARTY TO THE CREDIT AGREEMENT AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

ROYAL BANK OF CANADA

By:	/s/ Dan LePage
	Name:	Dan LePage
	Title:	Authorized Signatory

[Starwood - Third Amendment Signature Page]

SIGNATURE PAGE TO THE THIRD AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 30, 2012, AS PREVIOUSLY AMENDED, AMONG STARWOOD HOTELS & RESORTS WORLDWIDE, INC., EACH ADDITIONAL DOMESTIC DOLLAR REVOLVING LOAN BORROWER, EACH ADDITIONAL ALTERNATE CURRENCY REVOLVING LOAN BORROWER, LENDERS AND AGENTS PARTY TO THE CREDIT AGREEMENT AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

FIRST HAWAIIAN BANK

By:	/s/ Dawn Hofmann
	Name:	Dawn Hofmann
	Title:	Senior Vice President

[Starwood - Third Amendment Signature Page]

SIGNATURE PAGE TO THE THIRD AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 30, 2012, AS PREVIOUSLY AMENDED, AMONG STARWOOD HOTELS & RESORTS WORLDWIDE, INC., EACH ADDITIONAL DOMESTIC DOLLAR REVOLVING LOAN BORROWER, EACH ADDITIONAL ALTERNATE CURRENCY REVOLVING LOAN BORROWER, LENDERS AND AGENTS PARTY TO THE CREDIT AGREEMENT AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

The Bank of Tokyo-Mitsubishi UFJ, Ltd.

By:	/s/ Adrienne Young
	Name:	Adrienne Young
	Title:	Vice-President

For each lender requiring a second signature line:

By:
Name:
Title:

[Starwood - Third Amendment Signature Page]

SIGNATURE PAGE TO THE THIRD AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 30, 2012, AS PREVIOUSLY AMENDED, AMONG STARWOOD HOTELS & RESORTS WORLDWIDE, INC., EACH ADDITIONAL DOMESTIC DOLLAR REVOLVING LOAN BORROWER, EACH ADDITIONAL ALTERNATE CURRENCY REVOLVING LOAN BORROWER, LENDERS AND AGENTS PARTY TO THE CREDIT AGREEMENT AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

BANK OF CHINA, NEW YORK BRANCH

By:	/s/ Haifeng Xu
	Name:	Haifeng Xu
	Title:	Executive Vice President

For each lender requiring a second signature line:

By:
Name:
Title:

[Starwood - Third Amendment Signature Page]

SIGNATURE PAGE TO THE THIRD AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 30, 2012, AS PREVIOUSLY AMENDED, AMONG STARWOOD HOTELS & RESORTS WORLDWIDE, INC., EACH ADDITIONAL DOMESTIC DOLLAR REVOLVING LOAN BORROWER, EACH ADDITIONAL ALTERNATE CURRENCY REVOLVING LOAN BORROWER, LENDERS AND AGENTS PARTY TO THE CREDIT AGREEMENT AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Credit Suisse AG, Cayman Islands Branch

By:	/s/ Bill O’Daly
	Name:	Bill O’Daly
	Title:	Authorized Signatory

By:	/s/ Sally Reyes
	Name:	Sally Reyes
	Title:	Authorized Signatory

[Starwood - Third Amendment Signature Page]

SIGNATURE PAGE TO THE THIRD AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 30, 2012, AS PREVIOUSLY AMENDED, AMONG STARWOOD HOTELS & RESORTS WORLDWIDE, INC., EACH ADDITIONAL DOMESTIC DOLLAR REVOLVING LOAN BORROWER, EACH ADDITIONAL ALTERNATE CURRENCY REVOLVING LOAN BORROWER, LENDERS AND AGENTS PARTY TO THE CREDIT AGREEMENT AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Wells Fargo Bank, N.A.

By:	/s/ Mark F. Monahan
	Name:	Mark F. Monahan
	Title:	Senior Vice President

For each lender requiring a second signature line:

By:
Name:
Title:

[Starwood - Third Amendment Signature Page]

SIGNATURE PAGE TO THE THIRD AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 30, 2012, AS PREVIOUSLY AMENDED, AMONG STARWOOD HOTELS & RESORTS WORLDWIDE, INC., EACH ADDITIONAL DOMESTIC DOLLAR REVOLVING LOAN BORROWER, EACH ADDITIONAL ALTERNATE CURRENCY REVOLVING LOAN BORROWER, LENDERS AND AGENTS PARTY TO THE CREDIT AGREEMENT AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

BARCLAYS BANK PLC

By:	/s/ Irina Dimova
	Name:	Irina Dimova
	Title:	Vice President

[Starwood - Third Amendment Signature Page]

SIGNATURE PAGE TO THE THIRD AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 30, 2012, AS PREVIOUSLY AMENDED, AMONG STARWOOD HOTELS & RESORTS WORLDWIDE, INC., EACH ADDITIONAL DOMESTIC DOLLAR REVOLVING LOAN BORROWER, EACH ADDITIONAL ALTERNATE CURRENCY REVOLVING LOAN BORROWER, LENDERS AND AGENTS PARTY TO THE CREDIT AGREEMENT AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Intesa Sanpaolo S.p.A. – New York Branch

By:	/s/ John J. Michalisin
	Name:	John J. Michalisin
	Title:	First Vice President

For each lender requiring a second signature line:

By:	/s/ Francesco Di Mario
	Name:	Francesco Di Mario
	Title:	F.V.P. & Head of Credit

[Starwood - Third Amendment Signature Page]

SIGNATURE PAGE TO THE THIRD AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 30, 2012, AS PREVIOUSLY AMENDED, AMONG STARWOOD HOTELS & RESORTS WORLDWIDE, INC., EACH ADDITIONAL DOMESTIC DOLLAR REVOLVING LOAN BORROWER, EACH ADDITIONAL ALTERNATE CURRENCY REVOLVING LOAN BORROWER, LENDERS AND AGENTS PARTY TO THE CREDIT AGREEMENT AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Morgan Stanley Bank, N.A.

By:	/s/ Nick Zangari
	Name:	Nick Zangari
	Title:	Authorized Signatory

[Starwood - Third Amendment Signature Page]

SIGNATURE PAGE TO THE THIRD AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 30, 2012, AS PREVIOUSLY AMENDED, AMONG STARWOOD HOTELS & RESORTS WORLDWIDE, INC., EACH ADDITIONAL DOMESTIC DOLLAR REVOLVING LOAN BORROWER, EACH ADDITIONAL ALTERNATE CURRENCY REVOLVING LOAN BORROWER, LENDERS AND AGENTS PARTY TO THE CREDIT AGREEMENT AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Bank of America, N.A.

By:	/s/ Roger C. Davis
	Name:	Roger C. Davis
	Title:	Senior Vice President

For each lender requiring a second signature line:

By:
Name:
Title:

[Starwood - Third Amendment Signature Page]

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Keith Connolly
	Name:	Keith Connolly
	Title:	Managing Director

[Starwood - Third Amendment Signature Page]

SIGNATURE PAGE TO THE THIRD AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 30, 2012, AS PREVIOUSLY AMENDED, AMONG STARWOOD HOTELS & RESORTS WORLDWIDE, INC., EACH ADDITIONAL DOMESTIC DOLLAR REVOLVING LOAN BORROWER, EACH ADDITIONAL ALTERNATE CURRENCY REVOLVING LOAN BORROWER, LENDERS AND AGENTS PARTY TO THE CREDIT AGREEMENT AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

U.S. Bank, National Association

By:	/s/ Steven L. Sawyer
	Name:	Steven L. Sawyer
	Title:	Senior Vice President

For each lender requiring a second signature line:

By:
Name:
Title:

[Starwood - Third Amendment Signature Page]

SIGNATURE PAGE TO THE THIRD AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 30, 2012, AS PREVIOUSLY AMENDED, AMONG STARWOOD HOTELS & RESORTS WORLDWIDE, INC., EACH ADDITIONAL DOMESTIC DOLLAR REVOLVING LOAN BORROWER, EACH ADDITIONAL ALTERNATE CURRENCY REVOLVING LOAN BORROWER, LENDERS AND AGENTS PARTY TO THE CREDIT AGREEMENT AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

GOLDMAN SACHS BANK USA

By:	/s/ Michelle Latzoni
	Name:	Michelle Latzoni
	Title:	Vice President

For each lender requiring a second signature line:

By:
Name:
Title:

[Starwood - Third Amendment Signature Page]

SIGNATURE PAGE TO THE THIRD AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 30, 2012, AS PREVIOUSLY AMENDED, AMONG STARWOOD HOTELS & RESORTS WORLDWIDE, INC., EACH ADDITIONAL DOMESTIC DOLLAR REVOLVING LOAN BORROWER, EACH ADDITIONAL ALTERNATE CURRENCY REVOLVING LOAN BORROWER, LENDERS AND AGENTS PARTY TO THE CREDIT AGREEMENT AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

AUSTRALIA AND NEW ZEALAND BANKING GROUP

By:	/s/ Robert Grillo
	Name:	Robert Grillo
	Title:	Director

[Starwood - Third Amendment Signature Page]